Exhibit 99.1

Investors May Contact:
Stacey Yonkus

Director, Investor Relations

(212) 885-2512

investor@asburyauto.com

Reporters May Contact:

Stephanie Lowenthal

RF|Binder Partners

(212) 994-7619

Stephanie.Lowenthal@RFBinder.com

Asbury Automotive Group Reports Fourth Quarter and

Full Year 2006 Financial Results

Fourth Quarter Income from Continuing Operations Increases 8%;

Up 25% on an Adjusted Basis

SG&A on an Adjusted Basis Improves 160 Basis Points for the Fourth Quarter

Announces 1.3 Million Share Repurchase Program

New York, NY, February 15, 2007 — Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the fourth quarter and year ended December 31, 2006.

Income from continuing operations for the fourth quarter increased 8% to $15.6 million, or $0.45 per diluted share, from $14.4 million, or $0.44 per diluted share, in last year’s fourth quarter.  On a comparable basis, adjusting for the non-operational items and stock-based compensation presented in the following table, income from continuing operations increased 25%:

	For the Three Months Ended December 31,
	2006		2005
($ millions, except per share data)	$	EPS	$	EPS	% Change ($)
Income from continuing operations	$15.6	$0.45	$14.4	$0.44	8%
Adjustments for non-operational items, net of tax:
Gain on the sale of franchise	(1.6)		—
Other non-operational items (refer to tables)	0.4		(2.1)
Income from continuing operations adjusted for non-operational items	14.4	$0.42	12.3	$0.37
Stock-based compensation, net of tax	1.0		—
Adjusted income from continuing operations	$15.4	$0.45	$12.3	$0.37	25%

Net income for the fourth quarter of 2006 was $12.0 million, or $0.35 per diluted share, including a $0.10 per diluted share loss from discontinued operations.  In the fourth quarter of 2005, net income was $20.5 million, or $0.62 per diluted share, including income from discontinued operations of $0.18 per diluted share, as a result of gains on the sale of certain of our dealerships in Oregon.

For the full year, income from continuing operations was $67.2 million, or $1.97 per diluted share, up 15% from $58.2 million, or $1.77 per diluted share, in 2005.  On a comparable basis, adjusting for the non-operational items and stock-based compensation presented in the following table, income from continuing operations increased 18%:

	For the Twelve Months Ended December 31,
	2006		2005
($ millions, except per share data)	$	EPS	$	EPS	% Change ($)
Income from Continuing Operations	$67.2	$1.97	$58.2	$1.77	15%
Adjustments for non-operational items, net of tax:
Corporate generated F&I gain	(2.1)		—
Gain on the sale of franchise	(1.6)		—
Capital markets activity (refer to tables)	1.8		—
Other non-operational items (refer to tables)	1.0		0.5
Income from continuing operations adjusted for non-operational items	66.3	$1.95	58.7	$1.78
Stock-based compensation, net of tax	3.1		—
Adjusted Income from Continuing Operations	$69.4	$2.04	$58.7	$1.78	18%

Net income for 2006 was $60.7 million, or $1.78 per diluted share, compared to $61.1 million, or $1.86 per diluted share, in 2005.  Net income for 2006 includes a loss of $0.19 per diluted share from discontinued operations, compared with $0.09 per diluted share of income from discontinued operations in 2005.

Additional financial highlights for the fourth quarter of 2006, as compared to last year’s fourth quarter, included:

•                  Total revenue for the quarter was approximately $1.4 billion, a 5% increase.  Total gross profit was $215.1 million, up 6%.

•                  Same-store retail revenue and gross profit (excluding fleet and wholesale businesses) rose 5% and 6%, respectively.

•                  New vehicle retail revenue increased 3% (total and same-store), and unit sales were flat (total and same-store).  New vehicle retail gross profit rose 5% (total and same-store).  New vehicle retail gross margin percentage improved to 7.5%, up 20 basis points.

•                  Used vehicle retail revenue (total and same-store) increased 10%, and unit sales (total and same-store) were up 7%.  Used vehicle retail gross profit increased 13% (12% same-store).  Used vehicle retail gross margin percentage improved to 12.1%, up 30 basis points.

•                  Parts, service and collision repair (fixed operations) revenue increased 3% (total and same-store), and gross profit increased 5% (total and same-store).  Fixed operations gross margin percentage improved to 51.2%, up 70 basis points.

•                  Net finance and insurance (F&I) revenue was up 7% (total and same-store), and dealership-generated F&I revenue rose 11% (total and same-store).  Dealership-generated F&I per vehicle retailed (PVR) increased 8% to $975 (total and same-store).

•                  Selling, general and administrative expenses (SG&A) were 77.0% of gross profit for the quarter, a 160 basis point improvement, excluding non-operating items and a stock-based compensation charge, compared to 78.6% a year ago.

President and CEO Kenneth B. Gilman said, “Asbury’s strong financial results were achieved predominantly through strategic programs designed to accelerate the growth of our higher-margin businesses, used vehicles and fixed operations, as well as our ability to leverage our expense structure.  The combination of these efforts delivered 25% growth in income from continuing operations, on an adjusted and comparable basis, for the fourth quarter and 18% for the full year.  This performance, especially in light of the industry-wide decline in new vehicle sales in 2006, underscores the strength of our balanced retailing and services business model, as well as Asbury’s exceptionally strong brand mix.”

J. Gordon Smith, Senior Vice President and CFO, said, “In the fourth quarter of 2006 Asbury combined strong same-store gross profit growth with our ninth consecutive quarter of SG&A expense leverage improvement.  On an adjusted basis, SG&A as a percentage of gross profit declined 160 and 170 basis points for the fourth quarter and the year, respectively.  With our focused initiatives, opportunities to further leverage our expense structure remain available in 2007 and beyond.”

Charles R. Oglesby, Senior Vice President and Chief Operating Officer, added, “Throughout 2006, we continued to move our dealership portfolio toward luxury and mid-line import brands, which now constitute 80% of our new light vehicle unit sales.  Looking forward to 2007, I am confident that our  portfolio of dealerships, coupled with our current momentum and focused operational initiatives, will continue to result in strong same-store sales gains.”

Mr. Gilman concluded, “Our balance sheet is well-positioned for strategic acquisitions and we are excited about the prospects for organic growth in the year ahead.  I am pleased to establish an initial earnings guidance range for 2007 of $2.05 to $2.15 per diluted share from continuing operations.”

The Company also announced that its Board of Directors has authorized a 1.3 million share repurchase program with the objective of offsetting earnings per share dilution resulting from employee stock-based compensation programs.

Asbury will host a conference call to discuss its fourth quarter and 2006 results this morning at 10:00 a.m. Eastern Time.  The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com.  In addition, a live audio of the call will be accessible to the public by calling 800-310-6649 (domestic), or 719-457-2693 (international); no access code is necessary.  Callers should dial in approximately 5 to10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in New York City, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 87 retail auto stores, encompassing 114 franchises for the sale and servicing of 33 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward- looking statements include statements relating to goals, plans, projections and guidance regarding the Company’s financial position, results of operations, market position, potential future acquisitions and business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness, risks related to potential future acquisitions, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and the Company’s ability to execute certain operational strategies. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful or that the Company will be able to continue paying dividends in the future at the current rate or at all. These and other risk factors are discussed in the Company’s annual report on Form 10-K and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

[Tables Follow]

Asbury Automotive Group, Inc.

Consolidated Condensed Statements of Income

(In thousands, except per share data)

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2006	2005	2006	2005
REVENUES:
New vehicle	$840,245	$809,677	$3,458,355	$3,305,671
Used vehicle	339,249	315,394	1,458,498	1,328,545
Parts, service and collision repair	165,542	160,557	675,018	630,817
Finance and insurance, net	38,014	35,448	156,460	148,160
Total revenues	1,383,050	1,321,076	5,748,331	5,413,193

COST OF SALES:
New vehicle	779,202	752,059	3,213,764	3,077,095
Used vehicle	308,012	287,324	1,324,393	1,210,655
Parts, service and collision repair	80,717	79,477	332,313	310,697
Total cost of sales	1,167,931	1,118,860	4,870,470	4,598,447

GROSS PROFIT	215,119	202,216	877,861	814,746

OPERATING EXPENSES:
Selling, general and administrative	167,578	155,472	672,897	634,461
Depreciation and amortization	5,105	5,263	20,209	19,582
Income from operations	42,436	41,481	184,755	160,703

OTHER INCOME (EXPENSE):
Floor plan interest expense	(10,987)	(7,997)	(41,054)	(27,966)
Other interest expense	(10,917)	(10,658)	(44,185)	(40,841)
Interest income	1,841	368	5,112	966
Loss on extinguishment of long-term debt, net	(230)	—	(1,144)	—
Other income (expense), net	2,993	(230)	4,216	223
Total other expense, net	(17,300)	(18,517)	(77,055)	(67,618)
Income before income taxes	25,136	22,964	107,700	93,085

INCOME TAX EXPENSE	9,584	8,556	40,546	34,852
INCOME FROM CONTINUING OPERATIONS	15,552	14,408	67,154	58,233

DISCONTINUED OPERATIONS, net of tax	(3,539)	6,094	(6,405)	2,848
NET INCOME	$12,013	$20,502	$60,749	$61,081

BASIC EARNINGS PER COMMON SHARE:
Continuing operations	$0.46	$0.44	$2.02	$1.78
Discontinued operations	(0.10)	0.18	(0.19)	0.09
Net income	$0.36	$0.62	$1.83	$1.87

DILUTED EARNINGS PER COMMON SHARE:
Continuing operations	$0.45	$0.44	$1.97	$1.77
Discontinued operations	(0.10)	0.18	(0.19)	0.09
Net income	$0.35	$0.62	$1.78	$1.86

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	33,486	32,832	33,187	32,691
Diluted	34,194	33,044	34,067	32,896

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended December 31,				Same Store for the Three Months Ended December 31,
	2006		2005		2006		2005

RETAIL VEHICLES SOLD:
New retail units	24,376	62.5%	24,314	64.0%	24,357	62.5%	24,314	64.0%
Used retail units	14,631	37.5%	13,669	36.0%	14,600	37.5%	13,669	36.0%
Total retail units	39,007	100.0%	37,983	100.0%	38,957	100.0%	37,983	100.0%

REVENUE:
New retail	$804,414	58.2%	$778,640	58.9%	$803,972	58.2%	$778,640	58.9%
Used retail	260,626	18.8%	237,571	18.0%	260,222	18.8%	237,571	18.0%
Parts, service and collision repair	165,542	12.0%	160,557	12.2%	165,490	12.0%	160,557	12.2%
Finance and insurance, net	38,014	2.7%	35,448	2.7%	37,990	2.7%	35,448	2.7%
Total retail revenue	1,268,596		1,212,216		1,267,674		1,212,216

Fleet	35,831	2.6%	31,037	2.3%	35,831	2.6%	31,037	2.3%
Wholesale	78,623	5.7%	77,823	5.9%	78,473	5.7%	77,823	5.9%
Total revenue	$1,383,050	100.0%	$1,321,076	100.0%	$1,381,978	100.0%	$1,321,076	100.0%

GROSS PROFIT:
New retail	$60,087	27.9%	$57,031	28.2%	$60,072	27.9%	$57,031	28.2%
Used retail	31,471	14,6%	27,973	13.8%	31,413	14.6%	27,973	13.8%
Parts, service and collision repair	84,825	39.4%	81,080	40.1%	84,777	39.4%	81,080	40.1%
Finance and insurance, net	38,014	17.7%	35,448	17.5%	37,990	17.7%	35,448	17.5%
Total retail gross profit	214,397		201,532		214,252		201,532

Fleet	956	0.5%	587	0.3%	956	0.5%	587	0.3%
Wholesale	(234)	(0.1)%	97	0.1%	(178)	(0.1)%	97	0.1%
Total gross profit	$215,119	100.0%	$202,216	100.0%	$215,030	100.0%	$202,216	100.0%

Adjusted SG&A expenses	$165,654		$158,854		$165,460		$158,854

Adjusted SG&A expenses as a percentage of gross profit	77.0%		78.6%		76.9%		78.6%

REVENUE PER VEHICLE RETAILED:
New retail	$33,000		$32,024		$33,008		$32,024
Used retail	17,813		17,380		17,823		17,380

GROSS PROFIT PER VEHICLE RETAILED:
New retail	$2,465		$2,346		$2,466		$2,346
Used retail	2,151		2,046		2,152		2,046
Finance and insurance, net	975		933		975		933
Dealership generated finance and insurance, net	975		905		975		905

GROSS PROFIT MARGIN:
New retail	7.5%		7.3%		7.5%		7.3%
Used retail	12.1%		11.8%		12.1%		11.8%
Parts, service and collision repair	51.2%		50.5%		51.2%		50.5%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As Reported for the Twelve Months Ended December 31,				Same Store for the Twelve Months Ended December 31,
	2006		2005		2006		2005

RETAIL VEHICLES SOLD:
New retail units	104,066	62.3%	102,463	63.4%	102,784	62.1%	102,463	63.4%
Used retail units	62,987	37.7%	59,272	36.6%	62,722	37.9%	59,272	36.6%
Total retail units	167,053	100.0%	161,735	100.0%	165,506	100.0%	161,735	100.0%

REVENUE:
New retail	$3,303,616	57.5%	$3,164,722	58.5%	$3,267,558	57.3%	$3,164,722	58.5%
Used retail	1,120,141	19.5%	1,004,858	18.6%	1,116,160	19.6%	1,004,858	18.6%
Parts, service and collision repair	675,018	11.7%	630,817	11.6%	670,729	11.8%	630,817	11.6%
Finance and insurance, net	156,460	2.7%	148,160	2.7%	155,101	2.7%	148,160	2.7%
Total retail revenue	5,255,235		4,948,557		5,209,548		4,948,557

Fleet	154,739	2.7%	140,949	2.6%	153,802	2.7%	140,949	2.6%
Wholesale	338,357	5.9%	323,687	6.0%	337,299	5.9%	323,687	6.0%
Total revenue	$5,748,331	100.0%	$5,413,193	100.0%	$5,700,649	100.0%	$5,413,193	100.0%

GROSS PROFIT:
New retail	$240,543	27.4%	$225,889	27.7%	$238,201	27.3%	$225,889	27.7%
Used retail	135,364	15.4%	117,422	14.4%	134,803	15.5%	117,422	14.4%
Parts, service and collision repair	342,705	39.0%	320,120	39.3%	340,469	39.1%	320,120	39.3%
Finance and insurance, net	156,460	17.8%	148,160	18.2%	155,101	17.8%	148,160	18.2%
Total retail gross profit	875,072		811,591		868,574		811,591

Fleet	4,048	0.5%	2,687	0.3%	4,027	0.4%	2,687	0.3%
Wholesale	(1,259)	(0.1)%	468	0.1%	(1,242)	(0.1)%	468	0.1%
Total gross profit	$877,861	100.0%	$814,746	100.0%	$871,359	100.0%	$814,746	100.0%

Adjusted gross profit	$874,461		$814,746		$867,959		$814,746

Adjusted SG&A expenses	$665,211		$633,686		$661,561		$633,686

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.1%		77.8%		76.2%		77.8%

REVENUE PER VEHICLE RETAILED:
New retail	$31,745		$30,866		$31,791		$30,886
Used retail	17,784		16,953		17,795		16,953

GROSS PROFIT PER VEHICLE RETAILED:
New retail	$2,311		$2,205		$2,317		$2,205
Used retail	2,149		1,981		2,149		1,981
Finance and insurance, net	937		916		937		916
Dealership generated finance and insurance, net	906		886		906		886

GROSS PROFIT MARGIN:
New retail	7.3%		7.1%		7.3%		7.1%
Used retail	12.1%		11.7%		12.1%		11.7%
Parts, service and collision repair	50.8%		50.7%		50.8%		50.7%

Asbury Automotive Group, Inc.

Selected Data

(In thousands)

(Unaudited)

	As of	As of
	December 31, 2006	December 31, 2005

BALANCE SHEET HIGHLIGHTS:
Cash and cash equivalents	$129,170	$57,194
Inventories	775,313	709,791
Total current assets	1,297,004	1,185,180
Floor plan notes payable	700,777	614,382
Total current liabilities	881,055	838,226

CAPITALIZATION:
Long-term debt (including current portion)	$477,154	$496,949
Stockholders’ equity	611,833	547,766
Total	$1,088,987	$1,044,715

ASBURY AUTOMOTIVE GROUP, INC.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION

(In thousands, except vehicle and per vehicle data)

(Unaudited)

The Company evaluates F&I gross profit performance on a per vehicle retailed (“PVR”) basis by dividing total F&I gross profit by the number of retail vehicles sold.  During 2003, the Company renegotiated a contract with a third party finance and insurance product provider, which resulted in the recognition of income in 2006 and 2005 that was not attributable to retail vehicles sold during 2006 and 2005 (referred to as “corporate generated F&I gross profit”).  During the second quarter of 2006, the Company decided to sell its remaining interest in the pool of extended service contracts which had been the source of its corporate generated F&I gross profit, which resulted in the recognition of a $3.4 million gain on the sale (“corporate generated F&I gain”).  The Company believes that dealership generated F&I PVR, which excludes the additional amounts derived from contracts negotiated by the corporate office, provides a more accurate measure of the Company’s finance and insurance operating performance.  The following table reconciles F&I gross profit to dealership generated F&I gross profit, and provides the necessary components to calculate dealership generated F&I gross profit PVR.

	As Reported for the Three Months Ended December 31,		Same Store for the Three Months Ended December 31,
	2006	2005	2006	2005
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
F&I gross profit	$38,014	$35,448	$37,990	$35,448
Less: corporate generated F&I gross profit	—	(1,068)	—	(1,068)
Dealership generated F&I gross profit	$38,014	$34,380	$37,990	$34,380

RETAIL VEHICLES SOLD:
New retail units	24,376	24,314	24,357	24,314
Used retail units	14,631	13,669	14,600	13,669
Total retail units	39,007	37,983	38,957	37,983
F&I gross profit PVR	$975	$933	$975	$933
Dealership generated F&I gross profit PVR	$975	$905	$975	$905

	As Reported for the Twelve Months Ended December 31,		Same Store for the Twelve Months Ended December 31,
	2006	2005	2006	2005
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
F&I gross profit	$156,460	$148,160	$155,101	$148,160
Less: corporate generated F&I gross profit	(1,685)	(4,822)	(1,685)	(4,822)
Less: corporate generated F&I gain	(3,400)	—	(3,400)	—
Dealership generated F&I gross profit	$151,375	$143,338	$150,016	$143,338

RETAIL VEHICLES SOLD:
New retail units	104,066	102,463	102,784	102,463
Used retail units	62,987	59,272	62,722	59,272
Total retail units	167,053	161,735	165,506	161,735
F&I gross profit PVR	$937	$916	$937	$916
Dealership generated F&I gross profit PVR	$906	$886	$906	$886

The Company’s income from continuing operations was impacted by (i) the adoption of Statement of Financial Accounting Standards No. 123R (“SFAS 123R”), (ii) its decision to issue restricted stock units instead of stock options, (iii) the sale of its remaining interest in a pool of extended service contracts, (iv) expenses related to two  secondary stock offerings, (v) its decision to abandon certain strategic projects, (vi) expenses related to the extinguishment of long-term debt and (vii) a gain recognized on the sale of a franchise in which the dealership facility was retained during the twelve months ended December 31, 2006; and expenses and a one-time benefit associated with our regional reorganization during the three and twelve months ended December 31, 2005.  Effective January 1, 2006, the Company has adopted SFAS 123R under the modified prospective transition method and therefore has recorded stock compensation expense under the fair value method for the three and twelve months ended December 31, 2006. Prior to January 1, 2006, stock compensation expense was recorded under the intrinsic value method.  We believe that a more accurate comparison of income from continuing operations can be made by adjusting for these items.

	As Reported for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2006	2005
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS PERCENTAGE OF GROSS PROFIT
SG&A expenses	$167,578	$155,472	$12,106	8%
Reorganization benefit	—	3,382
Secondary stock offering expenses	(227)	—
Stock compensation expense	(1,697)	—
Adjusted SG&A expenses	$165,654	$158,854	$6,800	4%

Gross profit	$215,119	$202,216	$12,903	6%
Adjusted SG&A expenses as a percentage of gross profit	77.0%	78.6%

	Same Store for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2006	2005
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT
SG&A expenses	$167,384	$155,472	$11,912	8%
Reorganization benefit	—	3,382
Secondary stock offering expenses	(227)	—
Stock compensation expense	(1,697)	—
Adjusted SG&A expenses	$165,460	$158,854	$6,606	4%

Gross profit	$215,030	$202,216	$12,814	6%
Adjusted SG&A expenses as a percentage of gross profit	76.9%	78.6%

	As Reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2006	2005
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT
SG&A expenses	$672,897	$634,461	$38,436	6%
Reorganization benefit	—	3,382
Reorganization expenses	—	(4,157)
Abandoned strategic project expenses	(1,658)	—
Secondary stock offering expenses	(1,073)	—
Stock compensation expense	(4,955)	—
Adjusted SG&A expenses	$665,211	$633,686	$31,525	5%

Gross profit	$877,861	$814,746	$63,115	8%
Corporate generated F&I gain	(3,400)	—
Adjusted gross profit	$874,461	$814,746	$59,715	7%
Adjusted SG&A expenses as a percentage of adjusted gross profit	76.1%	77.8%

	Same Store for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2006	2005
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT
SG&A expenses	$669,247	$634,461	$34,786	5%
Reorganization benefit	—	3,382
Reorganization expenses	—	(4,157)
Abandoned strategic project expenses	(1,658)	—
Secondary stock offering expenses	(1,073)	—
Stock compensation expense	(4,955)	—
Adjusted SG&A expenses	$661,561	$633,686	$27,875	4%

Gross profit	$871,359	$814,746	$56,613	7%
Corporate generated F&I gain	(3,400)	—
Adjusted gross profit	$867,959	$814,746	$53,213	7%
Adjusted SG&A expenses as a percentage of adjusted gross profit	76.2%	77.8%

	As Reported for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2006	2005
RECONCILIATION OF ADJUSTED INCOME FROM CONTINUING OPERATIONS
Net income	$12,013	$20,502	$(8,489)	(41)%
Discontinued operations, net of tax	3,539	(6,094)
Income from continuing operations	15,552	14,408	1,144	8%

Adjusting items:
Gain on sale of franchise, net of tax	(1,565)	—
Secondary stock offering expenses*	227	—
Loss on extinguishment of long-term debt, net of tax	144	—
Reorganization benefit, net of tax	—	(2,114)
Income from continuing operations adjusted for non-operational items	14,358	12,294	2,064	17%

Stock compensation expense, net of tax	1,064	—
Adjusted income from continuing operations	$15,422	$12,294	$3,128	25%

Net income	$0.35	$0.62	$(0.27)	(44)%
Discontinued operations, net of tax	0.10	(0.18)
Income from continuing operations	0.45	0.44	0.01	2%

Adjusting items	(0.03)	(0.07)
Income from continuing operations adjusted for non-operational items	0.42	0.37	0.05	14%

Stock compensation expense, net of tax	0.03	—
Adjusted income from continuing operations	$0.45	$0.37	$0.08	22%

Weighted average common shares outstanding (diluted):	34,194	33,044

*      Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected.

	As Reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2006	2005
RECONCILIATION OF ADJUSTED INCOME FROM CONTINUING OPERATIONS
Net income	$60,749	$61,081	$(332)	(1)%
Discontinued operations, net of tax	6,405	(2,848)
Income from continuing operations	67,154	58,233	8,921	15%

Adjusting items:
Corporate generated F&I gain, net of tax	(2,130)	—
Gain on sale of franchise, net of tax	(1,565)	—
Secondary stock offering expenses*	1,073	—
Abandoned strategic project expenses, net of tax	1,039	—
Loss on extinguishment of long-term debt, net of tax	717	—
Reorganization expenses, net of tax	—	2,598
Reorganization benefit, net of tax	—	(2,114)
Income from continuing operations adjusted for non-operational items	66,288	58,717	7,571	13%

Stock compensation expense, net of tax	3,105	—

Adjusted income from continuing operations	$69,393	$58,717	$10,676	18%

Net income	$1.78	$1.86	$(0.08)	(4)%
Discontinued operations, net of tax	0.19	(0.09)
Income from continuing operations	1.97	1.77	0.20	11%

Adjusting items	(0.02)	0.01
Income from continuing operations adjusted for non-operational items	1.95	1.78	0.17	10%

Stock compensation expense, net of tax	0.09	—
Adjusted income from continuing operations	$2.04	$1.78	$0.26	15%

Weighted average common shares outstanding (diluted):	34,067	32,896

*Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected.